Exhibit 99.1

Sunnova Announces Proposed Private Offering of $425 Million of Convertible Senior Notes

HOUSTON, August 15, 2022 (BUSINESSWIRE) – Sunnova Energy International Inc. (“Sunnova”) (NYSE: NOVA) today announced that it intends to offer, subject to market conditions, $425 million aggregate principal amount of convertible senior notes due 2028 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Sunnova also intends to grant the initial purchasers of the notes the option to purchase up to an additional $75 million aggregate principal amount of the notes within a 13-day period beginning on, and including, the date on which the notes are first issued.

The notes will be senior, unsecured obligations of Sunnova and will accrue interest payable semiannually in arrears on February 15 and August 15 of each year, beginning on February 15, 2023. The notes will mature on February 15, 2028, unless earlier converted, redeemed or repurchased. The notes will be convertible into cash, shares of Sunnova’s common stock, par value $0.0001, or a combination of cash and shares of Sunnova’s common stock, at Sunnova’s election. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering.

Sunnova intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below. Sunnova intends to use the remainder of the net proceeds from the offering for general corporate purposes, including, among other things, the funding of working capital, operating expenses, capital expenditures and the repayment of indebtedness.

In connection with the pricing of the notes, Sunnova expects to enter into capped call transactions (the “capped call transactions”) with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Sunnova’s common stock upon any conversion of notes and/or offset any cash payments Sunnova is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Sunnova expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, Sunnova expects the option counterparties or their respective affiliates to purchase shares of Sunnova’s common stock and/or enter into various derivative transactions with respect to Sunnova’s common stock concurrently with or shortly after the pricing of the notes. These activities could increase (or reduce the size of any decrease in) the market price of Sunnova’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Sunnova’s common stock and/or purchasing or selling Sunnova’s common stock or other securities of Sunnova in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so on each exercise date for the capped call transactions, which are expected to occur on each trading day during the 30 trading day period beginning on the 31st scheduled trading day prior to the maturity date of the notes, or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the notes). This activity could also cause or avoid an increase or a decrease in (or reduce the size of any decrease or increase in) the market price of Sunnova’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that a noteholder will receive upon conversion of its notes.

Neither the notes, nor any shares of Sunnova’s common stock issuable upon conversion of the notes, have been, nor will be, registered under the Securities Act or any state securities laws and, unless so registered, such securities may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Sunnova’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Sunnova’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, statements regarding the expectations in connection with the offering, the size and terms of the offering, the use of proceeds from the offering and the effects of the capped call transactions. Sunnova’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks regarding Sunnova’s ability to forecast its business due to its limited operating history, the effects of the coronavirus pandemic on Sunnova’s business and operations, supply chain uncertainties, results of operations and financial position, Sunnova’s competition, changes in regulations applicable to Sunnova’s business, fluctuations in the solar and home-building markets, availability of capital, Sunnova’s ability to attract and retain dealers and customers and manage its dealer and strategic partner relationships, the ability to successfully integrate the SunStreet acquisition and the ability of Sunnova to implement its plans, forecasts and other expectations with respect to SunStreet’s business and realize the expected benefits of the acquisition. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Sunnova’s filings with the Securities and Exchange Commission, including Sunnova’s annual report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly reports on Form 10-Q. The forward-looking statements in this press release are based on information available to Sunnova as of the date hereof, and Sunnova disclaims any obligation to update any forward-looking statements, except as required by law.

ABOUT SUNNOVA

Sunnova Energy International Inc. (NYSE: NOVA) is a leading Energy as a Service (EaaS) provider with customers across the U.S. and its territories. Sunnova’s goal is to be the source of clean, affordable and reliable energy with a simple mission: to power energy independence so that homeowners have the freedom to live life uninterrupted®.

CONTACTS

Investor Relations:

Rodney McMahan, Vice President Investor Relations

IR@sunnova.com

877-770-5211

Media:

Alina Eprimian, Director Communications

Alina.eprimian@sunnova.com